JPMORGAN Mid Cap Equity Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/10/04	Nalco Holding Company


Shares		Price			Amount
23,000		$15.00			$345,000


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.83	     N/A        0.05%	  	  1.69%



Broker
Goldman Sachs & Co., Inc.


Underwriters of Nalco Holding Company


Underwriters 				Shares

Goldman, Sachs & Co.			10,666,667
Citigroup Global Markets Inc.       	10,666,667
J.P. Morgan Securities Inc.       	 5,333,334
UBS Securities LLC			 5,333,334
Banc of America Securities LLC           2,133,334
Bear, Stearns & Co. Inc.       		 1,920,000
Credit Suisse First Boston LLC           1,920,000
Deutsche Bank Securities Inc.            1,920,000
Lehman Brothers Inc.       		 1,920,000
William Blair & Company, L.L.C.            853,333
Robert W. Baird & Co., Inc.		   355,555
Blaylock & Partners, L.P.       	   355,555
CMG Institutional Trading LLC              355,555
Edward D. Jones & Co., L.P.       	   355,555
UTENDAHL CAPITAL PARTNERS, L.P.            355,555

Total       				44,444,444



JPMORGAN Mid Cap Equity Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
11/10/04	Nalco Holding Company

Shares		Price		Amount
100		$15.00		$1,500


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.83	    N/A		 0.00%		  1.69%


Broker
Utendahl Captial Partners

Underwriters of Nalco Holding Company

Underwriters 				 Shares

Goldman, Sachs & Co.       		10,666,667
Citigroup Global Markets Inc.      	10,666,667
J.P. Morgan Securities Inc.       	 5,333,334
UBS Securities LLC      	 	 5,333,334
Banc of America Securities LLC     	 2,133,334
Bear, Stearns & Co. Inc.      		 1,920,000
Credit Suisse First Boston LLC     	 1,920,000
Deutsche Bank Securities Inc.      	 1,920,000
Lehman Brothers Inc.       		 1,920,000
William Blair & Company, L.L.C.    	   853,333
Robert W. Baird & Co. Inc.	           355,555
Blaylock & Partners, L.P.       	   355,555
CMG Institutional Trading LLC 	           355,555
Edward D. Jones & Co., L.P.       	   355,555
UTENDAHL CAPITAL PARTNERS, L.P.            355,555

Total       				44,444,444



JPMORGAN Mid Cap Equity Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
12/14/04	Las Vegas Sands Corp.

Shares		Price		Amount
1,900		$29.00		$55,100


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.81	    N/A		 0.01%		  0.38%


Broker
Goldman Sachs & Co., Inc.

Underwriters of Las Vegas Sands Corp.

Underwriters 					 Shares

Goldman, Sachs & Co.				9,047,619
Citigroup Global Markets Inc.             	2,940,477
J.P. Morgan Securities Inc.     	        2,940,477
Lehman Brothers Inc.     		        2,940,477
Merrill Lynch, Inc.				2,261,906
UBS Securities LLC                              1,583,334
Jefferies & Company, Inc.                         904,762
ABN AMRO Rothschild LLC                           198,412
CIBC World Markets Corp.                          198,412
Commerzbank Capital Markets Corp.                 198,412
Ramirez & Co., Inc.                               198,412
Scotia Capital (USA) Inc.                         198,412
Utendahl Capital Partners, L.P.                   198,412

Total     				       23,809,524



JPMORGAN Mid Cap Equity Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
12/14/04	Las Vegas Sands Corp.

Shares		Price		Amount
2,600		$29.00		$75,400


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.81	    N/A		 0.01%		   0.38%


Broker
Goldman Sachs & Co., Inc.

Underwriters of Las Vegas Sands Corp.

Underwriters 					 Shares

Goldman, Sachs & Co.           			9,047,619
Citigroup Global Markets Inc.                   2,940,477
J.P. Morgan Securities Inc.     	        2,940,477
Lehman Brothers Inc.     		        2,940,477
Merrill Lynch, Inc.     			2,261,906
UBS Securities LLC                              1,583,334
Jefferies & Company, Inc.                         904,762
ABN AMRO Rothschild LLC                           198,412
CIBC World Markets Corp.                          198,412
Commerzbank Capital Markets Corp.                 198,412
Ramirez & Co., Inc.                               198,412
Scotia Capital (USA) Inc.                         198,412
Utendahl Capital Partners, L.P.                   198,412

Total     				       23,809,524